UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 15, 2008

Commission	Registrant, State of Incorporation,	I.R.S. Employer
File Number	Address and Telephone Number	Identification No.

1-3375	South Carolina Electric & Gas Company	57-0248695
(a South Carolina corporation)
1426 Main Street, Columbia, South Carolina 29201
(803) 217-9000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
      (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
      (17 CFR 240.13e-4(c))

Item 5.03(a)   AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS;
                        CHANGE IN FISCAL YEAR.

    Effective May 15, 2008, South Carolina Electric & Gas Company (SCE&G) amended its articles of incorporation to reduce, from 37,037 to 33,637, the number of authorized shares of SCE&G’s Cumulative Preferred Stock ($50 par value) 4.60% (B) Series and to reduce, from $295,491,461.50 to $295,321,461.50, SCE&G’s stated capital. The articles of amendment were adopted to reflect SCE&G’s acquisition of 3,400 shares of its Cumulative Preferred Stock ($50 par value) 4.60% (B) Series that, pursuant to SCE&G’s articles of incorporation, may not be reissued.

Further, on May 20, 2008, SCE&G filed related articles of correction upon determination that Part 4 of the above referenced articles of amendment inadvertently included an incorrect date of adoption (August 21, 2007 rather than May 15, 2008).  South Carolina law provides that articles of correction are effective on the effective date of the document they correct, except as to persons relying on the uncorrected document and adversely affected by the correction. As to those persons, articles of correction are effective when filed.

Item 9.01            FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

3.01	Articles of Amendment dated May 15, 2008 (Filed herewith)

3.02   Articles of Correction dated May 20, 2008 to Articles of Amendment dated May 15, 2008 (Filed herewith)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

  South Carolina Electric & Gas Company
                                       (Registrant)

May 21, 2008                                                   By: /s/James E. Swan, IV
                                         James E. Swan, IV
                               Controller